Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated August 7, 2023

to the currently effective Summary Prospectuses, each dated January 31, 2023, as may be supplemented from time to time, for Guggenheim Floating Rate Strategies Fund (the "Fund")

This supplement provides updated information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.

Effective immediately, Steven H. Brown (Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director and Portfolio Manager) and Christopher Keywork (Managing Director and Portfolio Manager) are each added as a portfolio manager of the Fund. No other changes to the portfolio management team for the Fund are being made. Accordingly, references to the portfolio managers for the Fund are updated to reflect the changes described above effective immediately.

Please Retain This Supplement for Future Reference

SUMFRACI-SUP-0823x0524